Supplement dated April 25, 2008
to the
Smead Value Fund Prospectus
dated December 31, 2007

Effective as of the date of this supplement, Mr. Tony A. Scherrer will serve as a Co- Portfolio Manager of the Smead Value Fund (the “Fund”), a series of Trust for Professional Managers.  Mr. William W. Smead will continue to serve as the lead Portfolio Manager of the Fund.

The disclosure in the section entitled “Management of the Fund - Portfolio Manager” on page 7 of the Fund’s Prospectus is amended to read as follows:

Portfolio Managers

William W. Smead is the lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Smead founded the Adviser in July 2007, and serves as Chief Investment Officer and Chief Executive Officer of the firm.  Prior to founding the Adviser, Mr. Smead served as Portfolio Manager and Director of Investments for Smead Investment Group of Wachovia Securities from September 2001 through June 2007.  Prior to that, Mr. Smead served as a financial advisor and portfolio manager with Smith Barney from February 1993 to September 2001.  Mr. Smead has over 20 years of experience in the investment industry.

Tony A. Scherrer, CFA is a Co-Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio.  Mr. Scherrer joined the Adviser in January 2008, and serves as Senior Vice President and Portfolio Manager.  Prior to joining the Adviser, Mr. Scherrer served as Vice President and Senior Portfolio Manager for U.S. Trust Company from April 2005 through November 2007, where he managed the investment portfolios of high-net-worth clients, not-for-profit organizations and corporations.  Previously, he served at Smith Barney Asset Management from September 1998 to April 2000, where he was responsible for managing and recommending securities in the consumer, financial, technology and health care sectors.  Mr. Scherrer has more than 14 years of experience in the investment industry, and holds the Chartered Financial Analyst® designation.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

Please retain this supplement with your Prospectus.

Supplement dated April 25, 2008
to the
Smead Value Fund Statement of Additional Information
dated December 31, 2007

Effective as of the date of this supplement, Mr. Tony A. Scherrer will serve as a Co- Portfolio Manager of the Smead Value Cap Fund (the “Fund”), a series of Trust for Professional Managers.  Mr. William W. Smead will continue to serve as the lead Portfolio Manager of the Fund.

The disclosure in the section entitled “Management of the Fund - Portfolio Manager,” beginning on page B-11 of the Fund’s Statement of Additional Information is amended to read as follows:

Portfolio Managers

As stated in the Prospectus, William W. Smead is the lead Portfolio Manager and is primarily responsible for the day-to-day management of the Fund’s portfolio and Tony A. Scherrer is a Co-Portolio Manager of the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio (“the Portfolio Managers”).

The following provides information regarding other accounts managed by Mr. Smead as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	499	$207 million	0	$0

The following provides information regarding other accounts managed by Mr. Scherrer as of March 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$1.7 million	0	$0

The Portfolio Managers also manage various private accounts, all of which may have investment strategies that are similar to that of the Fund, which could create certain conflicts of interest including the timing of trades and allocation of investment opportunities.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies are designed to ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client and is fair and nondiscriminatory.  When placing block trades, the Adviser will designate on the trade order memorandum the number of shares of the block trade to be allocated to each specific account prior to placing the order; or the Adviser will make a pro rata allocation of the shares to each account based upon size of the client’s account.  The Adviser will seek best execution on such trades, and will avoid holding cash and securities involved in an aggregated trade longer than necessary  In the event that the Adviser’s Chief Investment Officer determines that a prorated allocation is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include:

•
when only a small percentage of the order is executed, shares may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to security or sector weightings relative to other portfolios, with similar mandates;

•
allocations may be given to one account when that account has limitations in its investment guidelines which prohibit it from purchasing other securities which are expected to produce similar investment results and can be purchased by other accounts;

•	with respect to sale allocations, allocations may be given to accounts relatively lower in cash;

•
in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account(s) from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; or

•	in cases where a small portion of an order is executed in all accounts, shares may be allocated to one or more accounts on a random basis.

If an aggregated order is executed in a series of transactions over the course of the day, each account will receive the average execution price.  The Adviser will use its best efforts to make allocations for the Fund and other accounts on the same day.  The Adviser’s Chief Investment Officer will review all allocations of trades and limited investment opportunities to ensure that the Adviser’s policies and procedures were followed and verify that no client account was systematically disadvantaged by the allocation.

Mr. Smead’s compensation consists of a cash salary and a percentage of the Adviser’s overall profits based on contributions to the firm, industry experience and level of responsibility as CEO/CIO.  Mr. Scherrer’s compensation consists of a fixed salary.

As of March 31, 2008, the Portfolio Managers beneficially owned shares of the Fund totaling the following amounts:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001- $500,000, $500,001-$1,000,000, Over $1,000,000)
Mr. William W. Smead	Over $1,000,000
Mr. Tony A. Scherrer	$50,001-$100,000

Please retain this supplement with your Statement of Additional Information.

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